2nd Quarter 2017 Earnings Report July 27, 2017

Forward Looking Statements 2 This presentation should be reviewed in conjunction with CVR Refining, LP’s Second Quarter earnings conference call held on July 27, 2017. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in CVR Refining, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Refining, LP makes with the Securities and Exchange Commission. CVR Refining, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law. All information in this earnings report is unaudited other than the consolidated statement of operations data for the years ended December 31, 2014 through 2016 and the balance sheet data as of December 31, 2014 through 2016.

# Consolidated Selected Financials and Key Performance Indicators

| Consolidated Financial Results (In millions, except for throughput and market data) | Second Quarter | | Year to Date | |
|---|---|---|---|---|
| | 6/30/2017 | 6/30/2016 | 6/30/2017 | 6/30/2016 |
| Net Income (Loss) | $ (19.2) | $ 78.1 | $ 47.8 | $ 10.1 |
| Gross Profit | $ 12.2 | $ 107.6 | $ 99.0 | $ 70.7 |
| Refining Margin[(1)(2)(3)] | $ 145.6 | $ 176.3 | $ 368.1 | $ 296.8 |
| Operating Income (Loss) | $ (7.4) | $ 90.1 | $ 58.6 | $ 34.1 |
| Adjusted EBITDA[(4)(5)] | $ 43.1 | $ 84.7 | $ 157.6 | $ 119.8 |
| NYMEX 2-1-1 Crack Spread | $ 16.59 | $ 15.98 | $ 15.85 | $ 14.95 |
| PADD II Group 3 2-1-1 Crack Spread | $ 14.30 | $ 12.64 | $ 13.82 | $ 11.56 |
| Refining Margin (per crude oil throughput barrel)[(1)(2)(6)] | $ 7.48 | $ 9.56 | $ 9.51 | $ 8.44 |
| Direct Operating Expenses excluding Major Scheduled Turnaround Expenses (per crude oil throughput barrel)[(7)] | $ 4.29 | $ 4.45 | $ 4.46 | $ 4.84 |

| Balance Sheet and Cash Flow Data (In millions, except per unit data) | Second Quarter |
|---|---|
| | 6/30/2017 |
| Cash and Cash Equivalents | $ 515.7 |
| Total Debt, including current portion[(8)] | $ 546.0 |
| Partners' Capital | $ 1,344.5 |
| Cash Flow from Operations | $ 135.2 |
| Available Cash for Distribution[(5)(9)] | $ — |
| Available Cash for Distribution, per unit[(9)] | $ — |

(1) Adjusted for FIFO impact
(2) Definition on slide 11
(3) Non-GAAP reconciliation on slide 12
(4) Non-GAAP reconciliation on slide 17
(5) Definition on slide 10
(6) Non-GAAP reconciliation on slide 15
(7) Non-GAAP reconciliation on slide 16
(8) Amounts presented are gross debt not net of unamortized debt issuance costs
(9) Non-GAAP reconciliation on slide 18

3

Q2 2017 Q2 2016 YTD 2017 YTD 2016 133.8 127.4 132.3 116.9 Q2 2017 Q2 2016 YTD 2017 YTD 2016 144.4 138.0 145.0 130.4 Refinery Crude Throughput (mbpd) (1) Adjusted for FIFO impact (2) Definition on slide 11 (3) Non-GAAP reconciliation on slide 15 (4) Non-GAAP reconciliation on slide 16 Barrels Sold (mbpd) Q2 2017 Q2 2016 YTD 2017 YTD 2016 $7.92 $10.09 $10.06 $8.75 Refining Margin(1)(2)(3) (per crude throughput barrel) Q2 2017 Q2 2016 YTD 2017 YTD 2016 $3.90 $3.98 $4.10 $4.41 Direct Operating Expenses Excluding Major Scheduled Turnaround Expenses(4) (per crude throughput barrel) Coffeyville Refinery 4

Q2 2017 Q2 2016 YTD 2017 YTD 2016 80.0 75.1 81.8 76.5 Q2 2017 Q2 2016 YTD 2017 YTD 2016 85.9 75.3 84.4 77.2 Refinery Crude Throughput (mbpd) Barrels Sold (mbpd) Q2 2017 Q2 2016 YTD 2017 YTD 2016 $6.59 $8.51 $8.43 $7.79 Refining Margin(1)(2)(3) (per crude throughput barrel) Q2 2017 Q2 2016 YTD 2017 YTD 2016 $4.95 $5.24 $5.04 $5.49 Direct Operating Expenses Excluding Major Scheduled Turnaround Expenses(4) (per crude throughput barrel) Wynnewood Refinery 5 (1) Adjusted for FIFO impact (2) Definition on slide 11 (3) Non-GAAP reconciliation on slide 15 (4) Non-GAAP reconciliation on slide 16

# Direct Operating Expenses

| **Consolidated**<br>*($ in millions, except per barrel data)* | Second Quarter | | Year to Date | |
|---|---|---|---|---|
| | 6/30/2017 | 6/30/2016 | 6/30/2017 | 6/30/2016 |
| Direct operating expenses and major scheduled turnaround expenses | $ 86.3 | $ 84.0 | $ 188.4 | $ 201.7 |
| Less: major scheduled turnaround expenses | 2.8 | 2.1 | 15.7 | 31.5 |
| Direct operating expenses excluding major scheduled turnaround expenses | $ 83.5 | $ 81.9 | $ 172.7 | $ 170.2 |
| Direct operating expenses excluding major scheduled turnaround expenses per barrel of crude throughput[(1)] | $ 4.29 | $ 4.45 | $ 4.46 | $ 4.84 |

| **Coffeyville**<br>*($ in millions, except per barrel data)* | Second Quarter | | Year to Date | |
|---|---|---|---|---|
| | 6/30/2017 | 6/30/2016 | 6/30/2017 | 6/30/2016 |
| Direct operating expenses and major scheduled turnaround expenses | $ 47.5 | $ 48.2 | $ 98.2 | $ 125.3 |
| Less: major scheduled turnaround expenses | — | 2.1 | — | 31.5 |
| Direct operating expenses excluding major scheduled turnaround expenses | $ 47.5 | $ 46.1 | $ 98.2 | $ 93.8 |
| Direct operating expenses excluding major scheduled turnaround expenses per barrel of crude throughput[(1)] | $ 3.90 | $ 3.98 | $ 4.10 | $ 4.41 |

| **Wynnewood**<br>*($ in millions, except per barrel data)* | Second Quarter | | Year to Date | |
|---|---|---|---|---|
| | 6/30/2017 | 6/30/2016 | 6/30/2017 | 6/30/2016 |
| Direct operating expenses and major scheduled turnaround expenses | $ 38.8 | $ 35.8 | $ 90.3 | $ 76.4 |
| Less: major scheduled turnaround expenses | 2.8 | — | 15.7 | — |
| Direct operating expenses excluding major scheduled turnaround expenses | $ 36.0 | $ 35.8 | $ 74.6 | $ 76.4 |
| Direct operating expenses excluding major scheduled turnaround expenses per barrel of crude throughput[(1)] | $ 4.95 | $ 5.24 | $ 5.04 | $ 5.49 |

(1) Non-GAAP reconciliation on slide 16

6

$500 $400 $300 $200 $100 $0 2014 2015 2016 Q2 2017 $211.2 $392.7 $232.8 $30.3 Note: Refer to slide 19 for metrics used in calculations Debt Metrics 7 Financial Metrics 2014 2015 2016 Q2 2017 LTM w Debt to Capital 29% 31% 30% 29% w Debt to Adj. EBITDA 0.9 1.0 2.5 2.1 w Net Debt to Adj. EBITDA 0.3 0.7 1.0 0.1 Net Debt ($ in millions)

Coffeyville ($ in millions) Note: Refer to slide 21 for metrics used in calculations Wynnewood ($ in millions) Capital Spending 8 n Environmental & Maintenance n Growth $150 $100 $50 $0 2014 2015 2016 2017 E $150 $100 $50 $0 2014 2015 2016 2017 E Consolidated Capital Spending Summary 2014 2015 2016 2017 Estimate Environmental & Maintenance $140.3 $103.4 $63.6 $130.0 Growth 51.0 91.3 38.7 20.0 Total Capital Spending $191.3 $194.7 $102.3 $150.0 n Environmental & Maintenance n Growth

Appendix

Non-GAAP Financial Measures 10 To supplement the actual results in accordance with GAAP for the applicable periods, the Partnership also uses non-GAAP financial measures as discussed below, which are reconciled to GAAP-based results. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Partnership’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods. EBITDA and Adjusted EBITDA. EBITDA represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for (i) FIFO impact (favorable) unfavorable; (ii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measure of EBITDA and adjusted EBITDA); (iii) (gain) loss on derivatives, net and (iv) current period settlements on derivative contracts. We present Adjusted EBITDA because it is the starting point for our calculation of available cash for distribution. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand our ability to make distributions to our common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Available cash for distribution is not a recognized term under GAAP. Available cash should not be considered in isolation or as an alternative to net income (loss) or operating income (loss) as a measure of operating performance. In addition, available cash for distribution is not presented as, and should not be considered, an alternative to cash flows from operations or as a measure of liquidity. Available cash as reported by the Partnership may not be comparable to similarly titled measures of other entities, thereby limiting its usefulness as a comparative measure.

Non-GAAP Financial Measures (cont'd) 11 Refining margin per crude oil throughput barrel is a measurement calculated as the difference between net sales and cost of material and other. Refining margin is a non-GAAP measure that we believe is important to investors in evaluating our refineries' performance as a general indication of the amount above our cost of materials and other at which we are able to sell refined products. Each of the components used in this calculation (net sales and cost of materials and other) can be taken directly from our Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.   Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between net sales and cost of materials and other adjusted for FIFO impact. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating our refineries’ performance as a general indication of the amount above our cost of materials and other (taking into account the impact of our utilization of FIFO) at which we are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Under our FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in a favorable FIFO impact when crude oil prices increase and an unfavorable FIFO impact when crude oil prices decrease.

# Consolidated Non-GAAP Financial Measures

| Calculation of Consolidated Refining Margin adjusted for FIFO impact[1] ($ in millions) | Second Quarter | | Year to Date | |
|---|---|---|---|---|
| | 6/30/2017 | 6/30/2016 | 6/30/2017 | 6/30/2016 |
| Net sales | $ 1,338.2 | $ 1,164.4 | $ 2,761.7 | $ 1,998.4 |
| Cost of materials and other | 1,208.0 | 941.9 | 2,409.3 | 1,664.2 |
| Direct operating expenses (exclusive of depreciation and amortization and major scheduled turnaround expenses as reflected below) | 83.5 | 81.9 | 172.7 | 170.2 |
| Major scheduled turnaround expenses | 2.8 | 2.1 | 15.7 | 31.5 |
| Depreciation and amortization | 31.7 | 30.9 | 65.0 | 61.8 |
| Gross profit | $ 12.2 | $ 107.6 | $ 99.0 | $ 70.7 |
| Add: | | | | |
| Direct operating expenses (exclusive of depreciation and amortization and major scheduled turnaround expenses as reflected below) | 83.5 | 81.9 | 172.7 | 170.2 |
| Major scheduled turnaround expenses | 2.8 | 2.1 | 15.7 | 31.5 |
| Depreciation and amortization | 31.7 | 30.9 | 65.0 | 61.8 |
| Refining margin[1] | $ 130.2 | $ 222.5 | $ 352.4 | $ 334.2 |
| FIFO impact, (favorable) unfavorable | 15.4 | (46.2) | 15.7 | (37.4) |
| Refining margin adjusted for FIFO impact[1] | $ 145.6 | $ 176.3 | $ 368.1 | $ 296.8 |

(1) Definition on slide 11

12

Calculation of Coffeyville Refinery Refining Margin adjusted for FIFO impact(1) Second Quarter Year to Date ($ in millions) 6/30/2017 6/30/2016 6/30/2017 6/30/2016 Net sales $ 859.8 $ 778.0 $ 1,811.1 $ 1,306.0 Cost of materials and other 773.5 630.7 1,581.9 1,093.4 Direct operating expenses (exclusive of depreciation and amortization and major scheduled turnaround expenses as reflected below) 47.5 46.1 98.2 93.8 Major scheduled turnaround expenses — 2.1 — 31.5 Depreciation and amortization 17.4 16.7 36.4 33.5 Gross profit $ 21.4 $ 82.4 $ 94.6 $ 53.8 Add: Direct operating expenses (exclusive of depreciation and amortization and major scheduled turnaround expenses as reflected below) 47.5 46.1 98.2 93.8 Major scheduled turnaround expenses — 2.1 — 31.5 Depreciation and amortization 17.4 16.7 36.4 33.5 Refining margin(1) $ 86.3 $ 147.3 $ 229.2 $ 212.6 FIFO impact, (favorable) unfavorable 10.1 (30.2) 11.6 (26.4) Refining margin adjusted for FIFO impact(1) $ 96.4 $ 117.1 $ 240.8 $ 186.2 Coffeyville Non-GAAP Financial Measures (1) Definition on slide 11 13

# Wynnewood Non-GAAP Financial Measures

| Calculation of Wynnewood Refinery Refining Margin adjusted for FIFO impact[(1)] *($ in millions)* | Second Quarter | | Year to Date | |
|---|---|---|---|---|
| | 6/30/2017 | 6/30/2016 | 6/30/2017 | 6/30/2016 |
| Net sales | $ 477.3 | $ 385.3 | $ 948.4 | $ 690.1 |
| Cost of materials and other | 434.6 | 311.3 | 827.7 | 570.7 |
| Direct operating expenses (exclusive of depreciation and amortization and major scheduled turnaround expenses as reflected below) | 36.0 | 35.8 | 74.6 | 76.4 |
| Major scheduled turnaround expenses | 2.8 | — | 15.7 | — |
| Depreciation and amortization | 12.8 | 12.6 | 25.6 | 25.2 |
| Gross profit (loss) | $ (8.9) | $ 25.6 | $ 4.8 | $ 17.8 |
| Add: | | | | |
| Direct operating expenses (exclusive of depreciation and amortization and major scheduled turnaround expenses as reflected below) | 36.0 | 35.8 | 74.6 | 76.4 |
| Major scheduled turnaround expenses | 2.8 | — | 15.7 | — |
| Depreciation and amortization | 12.8 | 12.6 | 25.6 | 25.2 |
| Refining margin[(1)] | $ 42.7 | $ 74.0 | $ 120.7 | $ 119.4 |
| FIFO impact, (favorable) unfavorable | 5.2 | (15.9) | 4.1 | (11.0) |
| Refining margin adjusted for FIFO impact[(1)] | $ 47.9 | $ 58.1 | $ 124.8 | $ 108.4 |

(1) Definition on slide 11

14

# Non-GAAP Financial Measures

| Calculation of Consolidated Refining Margin adjusted for FIFO impact per crude oil throughput barrel *($ in millions except per barrel data)* | Second Quarter | | Year to Date | |
|---|---|---|---|---|
| | 6/30/2017 | 6/30/2016 | 6/30/2017 | 6/30/2016 |
| Total crude oil throughput barrels per day | 213,841 | 202,536 | 214,103 | 193,345 |
| Days in the period | 91 | 91 | 181 | 182 |
| Total crude oil throughput barrels | 19,459,531 | 18,430,776 | 38,752,643 | 35,188,790 |
| Refining margin adjusted for FIFO impact[(1)(2)] | $ 145.6 | $ 176.3 | $ 368.1 | $ 296.8 |
| Divided by: crude oil throughput barrels (in millions) | 19.5 | 18.4 | 38.8 | 35.2 |
| Refining margin adjusted for FIFO impact per crude oil throughput barrel[(1)] | $ 7.48 | $ 9.56 | $ 9.51 | $ 8.44 |
| **Coffeyville** | | | | |
| Total crude oil throughput barrels per day | 133,819 | 127,410 | 132,297 | 116,887 |
| Days in the period | 91 | 91 | 181 | 182 |
| Total crude oil throughput barrels | 12,177,529 | 11,594,310 | 23,945,757 | 21,273,434 |
| Refining margin adjusted for FIFO impact[(1)(3)] | $ 96.4 | $ 117.1 | $ 240.8 | $ 186.2 |
| Divided by: crude oil throughput barrels (in millions) | 12.2 | 11.6 | 23.9 | 21.3 |
| Refining margin adjusted for FIFO impact per crude oil throughput barrel[(1)] | $ 7.92 | $ 10.09 | $ 10.06 | $ 8.75 |
| **Wynnewood** | | | | |
| Total crude oil throughput barrels per day | 80,022 | 75,126 | 81,806 | 76,458 |
| Days in the period | 91 | 91 | 181 | 182 |
| Total crude oil throughput barrels | 7,282,002 | 6,836,466 | 14,806,886 | 13,915,356 |
| Refining margin adjusted for FIFO impact[(1)(4)] | $ 47.9 | $ 58.1 | $ 124.8 | $ 108.4 |
| Divided by: crude oil throughput barrels (in millions) | 7.3 | 6.8 | 14.8 | 13.9 |
| Refining margin adjusted for FIFO impact per crude oil throughput barrel[(1)] | $ 6.59 | $ 8.51 | $ 8.43 | $ 7.79 |

(1) Definition on slide 11
(2) Non-GAAP reconciliation on slide 12
(3) Non-GAAP reconciliation on slide 13
(4) Non-GAAP reconciliation on slide 14

15

# Non-GAAP Financial Measures

| Calculation of Consolidated Direct Operating Expenses excluding Major Scheduled Turnaround expenses per crude oil throughput barrel<br>*($ in millions except per barrel data)* | Second Quarter | | Year to Date | |
|---|---|---|---|---|
| | 6/30/2017 | 6/30/2016 | 6/30/2017 | 6/30/2016 |
| Total crude oil throughput barrels per day | 213,841 | 202,536 | 214,103 | 193,345 |
| Days in the period | 91 | 91 | 181 | 182 |
| Total crude oil throughput barrels | 19,459,531 | 18,430,776 | 38,752,643 | 35,188,790 |
| Direct operating expenses excluding major scheduled turnaround expenses[(1)] | $ 83.5 | $ 81.9 | $ 172.7 | $ 170.2 |
| Divided by: crude oil throughput barrels (in millions) | 19.5 | 18.4 | 38.8 | 35.2 |
| Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel | $ 4.29 | $ 4.45 | $ 4.46 | $ 4.84 |
| **Coffeyville** | | | | |
| Total crude oil throughput barrels per day | 133,819 | 127,410 | 132,297 | 116,887 |
| Days in the period | 91 | 91 | 181 | 182 |
| Total crude oil throughput barrels | 12,177,529 | 11,594,310 | 23,945,757 | 21,273,434 |
| Direct operating expenses excluding major scheduled turnaround expenses[(1)] | $ 47.5 | $ 46.1 | $ 98.2 | $ 93.8 |
| Divided by: crude oil throughput barrels (in millions) | 12.2 | 11.6 | 23.9 | 21.3 |
| Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel | $ 3.90 | $ 3.98 | $ 4.10 | $ 4.41 |
| **Wynnewood** | | | | |
| Total crude oil throughput barrels per day | 80,022 | 75,126 | 81,806 | 76,458 |
| Days in the period | 91 | 91 | 181 | 182 |
| Total crude oil throughput barrels | 7,282,002 | 6,836,466 | 14,806,886 | 13,915,356 |
| Direct operating expenses excluding major scheduled turnaround expenses[(1)] | $ 36.0 | $ 35.8 | $ 74.6 | $ 76.4 |
| Divided by: crude oil throughput barrels (in millions) | 7.3 | 6.8 | 14.8 | 13.9 |
| Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel | $ 4.95 | $ 5.24 | $ 5.04 | $ 5.49 |

(1) Non-GAAP reconciliation on slide 6

16

Financials Second Quarter Year to Date ($ in millions) 6/30/2017 6/30/2016 6/30/2017 6/30/2016 Net income (loss) $ (19.2) $ 78.1 $ 47.8 $ 10.1 Interest expense and other financing costs, net of interest income 11.8 10.1 23.0 20.9 Income tax expense — — — — Depreciation and amortization 32.4 31.6 66.5 63.1 EBITDA(1) $ 25.0 $ 119.8 $ 137.3 $ 94.1 FIFO impact, (favorable) unfavorable 15.4 (46.2) 15.7 (37.4) Major scheduled turnaround expenses 2.8 2.1 15.7 31.5 (Gain) loss on derivatives, net — 1.9 (12.2) 3.1 Current period settlements on derivative contracts(2) (0.1) 7.1 1.1 28.5 Adjusted EBITDA(1) $ 43.1 $ 84.7 $ 157.6 $ 119.8 (1) Definition on slide 10 (2) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts. 17 Consolidated Non-GAAP Financial Measures

Financials Second Quarter ($ in millions, except for per unit data) 6/30/2017 Adjusted EBITDA(1) $ 43.1 Less: Cash needs for debt service (10.0) Reserves for environmental and maintenance capital expenditures (18.1) Reserves for major scheduled turnaround expenses (15.0) Reserves for future operating needs — Available cash for distribution(1) $ — Available cash for distribution, per unit $ — Common units outstanding 147.6 (1) Definition on slide 10 18 Consolidated Non-GAAP Financial Measures

Financials Full Year LTM ($ in millions) 2014 2015 2016 Q2 2017 n Cash $ 370.2 $ 187.3 $ 314.1 $ 515.7 n Total debt, including current portion(1) 581.4 580.0 546.9 546.0 n Net debt 211.2 392.7 232.8 30.3 n Partners' capital 1,450.1 1,281.4 1,296.7 1,344.5 n Adjusted EBITDA(2)(3) $ 621.6 $ 602.0 $ 222.8 $ 260.6 (1) Amounts presented are gross debt not net of unamortized debt issuance costs (2) Non-GAAP reconciliation on slide 20 (3) Definition on slide 10 19 Capital Structure

Financials Full Year LTM ($ in millions) 2014 2015 2016 Q2 2017 Net income $ 358.7 $ 291.2 $ 15.3 $ 53.0 Interest expense and other financing costs, net of interest income 33.9 42.2 43.3 45.4 Income tax expense — — — — Depreciation and amortization 122.5 130.2 129.0 132.4 EBITDA(1) $ 515.1 $ 463.6 $ 187.6 $ 230.8 FIFO impact, (favorable) unfavorable 160.8 60.3 (52.1) 1.0 Share-based compensation, non-cash 2.3 0.6 — — Major scheduled turnaround expenses 6.8 102.2 31.5 15.7 (Gain) loss on derivatives, net (185.6) 28.6 19.4 4.1 Current period settlements on derivative contracts(2) 122.2 (26.0) 36.4 9.0 Flood insurance recovery(3) — (27.3) — — Adjusted EBITDA(1) $ 621.6 $ 602.0 $ 222.8 $ 260.6 (1) Definition on slide 10 (2) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts. (3) Represents an insurance recovery from environmental insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007. 20 Consolidated Non-GAAP Financial Measures

Financials ($ in millions) 2014 2015 2016 2017 Estimate Coffeyville refinery Environmental and Maintenance $ 74.8 $ 69.7 $ 39.1 $ 60.0 Growth 5.5 73.2 37.2 15.0 Coffeyville refinery total capital $ 80.3 $ 142.9 $ 76.3 $ 75.0 Wynnewood refinery Environmental and Maintenance $ 58.5 $ 25.6 $ 20.6 $ 55.0 Growth 38.9 6.4 0.5 5.0 Wynnewood refinery total capital $ 97.4 $ 32.0 $ 21.1 $ 60.0 Other Petroleum Environmental and Maintenance $ 7.0 $ 8.1 $ 3.9 $ 15.0 Growth 6.6 11.7 1.0 — Other petroleum total capital $ 13.6 $ 19.8 $ 4.9 $ 15.0 Total capital spending $ 191.3 $ 194.7 $ 102.3 $ 150.0 21 Capital Spending